EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Sarasota Bancorporation, Inc. (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Christine L. Jennings, President and Chief Executive Officer of the Company, and Susan K. Flynn, Vice President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     (1) The Report fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:      /s/ Christine L. Jennings
         -----------------------------------------------------
         Christine L. Jennings
         President and Chief Executive Officer
         May 13, 2003



         /s/ Susan K. Flynn
         -----------------------------------------------------
         Susan K. Flynn
         Senior Vice President and Chief Financial Officer
         May 13, 2003